MFS(R) Value Fund

                      Supplement to the Current Prospectus

Effective May 1, 2006, the Portfolio Manager section of the Prospectus is hereby restated as follows:

Portfolio Managers

Information regarding the portfolio managers of the fund is set forth below. Further information regarding the fund's portfolio managers, including other accounts managed, compensation, ownership of fund shares and possible conflicts of interest, is available in the fund's SAI. The portfolio managers are jointly responsible for the day-to-day management of the fund.

Portfolio Managers                  Primary Role            Since     Title and Five Year History
Nevin P. Chitkara                 Portfolio Manager          May      Vice   President   of   MFS;   employed   in  the
                                                            2006      investment management area of MFS since 1997.
Steven R. Gorham                  Portfolio Manager         2002      Senior  Vice  President  of MFS;  employed in the
                                                                      investment management area of MFS since 1992.


                 The date of this Supplement is March 28, 2006.